SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-A

                FOR REGISTRATION OF CERTAIN CLASSES OF SECURITIES
                     PURSUANT TO SECTION 12(B) OR (G) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                              OMEGA RESEARCH, INC.
             (Exact Name of Registrant as Specified in Its Charter)

        FLORIDA                                                  59-2223464
(State of Incorporation                                       (I.R.S. Employer
    or Organization)                                         Identification No.)

                            8700 WEST FLAGLER STREET
                              MIAMI, FLORIDA 33174
                    (Address of Principal Executive Offices)

If this Form relates to the registration of a class of debt securities and is effective upon filing pursuant to General Instruction A(c)(1), please check the following box. [ ]

If this Form relates to the registration of a class of debt securities and is to become effective simultaneously with the effectiveness of a concurrent registration statement under the Securities Act of 1933 pursuant to General Instruction A(c)(2), please check the following box. [ ]

SECURITIES TO BE REGISTERED PURSUANT TO SECTION 12(B) OF THE ACT:

      TITLE OF EACH CLASS                      NAME OF EACH EXCHANGE ON WHICH
      TO BE SO REGISTERED                      EACH CLASS IS TO BE REGISTERED

              None

SECURITIES TO BE REGISTERED PURSUANT TO SECTION 12(G) OF THE ACT:

                          Common Stock, $0.01 par value
                                (Title of class)


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ITEM 1.           DESCRIPTION OF REGISTRANT'S SECURITIES TO BE REGISTERED

                  Incorporated by reference to pages 54 to 56 of the Preliminary Prospectus dated July 25, 1997 contained in the Registrant's Registration Statement on Form S-1 (File No. 333-32077) filed with the Securities and Exchange Commission on July 25, 1997.

ITEM 2.           EXHIBITS

                  The following exhibit is filed as a part of this registration statement:

                  1.*     Second Amended and Restated Articles of Incorporation.

-------------------

* Incorporated by reference to Exhibit 3.1 to the Registrant's Registration Statement on Form S-1 (File No. 333-32077) filed with the Securities and Exchange Commission on July 25, 1997.

                                        2


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                                    SIGNATURE

         Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the Registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereto duly authorized.

Date:    July 29, 1997                      OMEGA RESEARCH, INC.

                                            By:      /s/ WILLIAM R. CRUZ
                                                     ---------------------------
                                                     William R. Cruz
                                                     Co-Chief Executive Officer

                                            By:      /s/ RALPH L. CRUZ
                                                     ---------------------------
                                                     Ralph L. Cruz
                                                     Co-Chief Executive Officer

                                        3

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                                INDEX TO EXHIBITS

                                                                                             PAGE NO.
                                                                                   ---------------------------
1.       Second Amended and Restated Articles of Incorporation...............       Incorporated by Reference

2.       Pages 54 to 56 of Preliminary Prospectus dated July 25, 1997 contained in the Registrant's Registration Statement on Form S-1
         (File No. 333-32077) filed with the Securities and Exchange
         Commission on July 25, 1997.........................................       Incorporated by Reference

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